The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated December 13, 2011

to the Prospectus dated March 30, 2011, as supplemented to date

Sentinel Mid Cap Value Fund – Termination of Interim Sub-Advisory Agreement

At a special meeting of shareholders of the Sentinel Mid Cap Value Fund (the “Fund”), held on October 24, 2011, shareholders did not approve a new investment sub-advisory agreement between Sentinel Asset Management, Inc. (“Sentinel”) and Crow Point Partners, LLC (“Crow Point”).  The interim sub-advisory agreement under which Crow Point currently serves as sub-adviser to the Fund will terminate on January 13, 2012 (the “Transition Date”).  Therefore, Crow Point will no longer be sub-adviser to the Fund after the Transition Date.  As of the close of business on the Transition Date, Sentinel’s own investment management professionals will assume management of the Fund.

Management of the Fund after the Transition Date

Portfolio Managers

Effective as of the close of business on the Transition Date, the Fund’s portfolio managers will be Betsy Pecor, Senior Vice President with Sentinel, Charles Schwartz, Senior Vice President with Sentinel, and Matthew McGeary, Vice President with Sentinel (collectively, the “PM Team”).  The PM Team currently manages two Sentinel Funds – the Sentinel Mid Cap Fund and the Sentinel Small Company Fund.  Ms. Pecor and Mr. Schwartz have co-managed the Sentinel Mid Cap Fund since 2008, and have co-managed the Sentinel Small Company Fund since 2005.  Mr. McGeary became a co-manager of the Sentinel Mid Cap Fund in 2010, and became a co-manager of the Sentinel Small Company Fund in April 2011.  He also worked with Ms. Pecor and Mr. Schwartz as an analyst prior to being named co-manager on these two Funds.

Investment Strategies

The PM Team will manage the Fund in the same style that it manages its other Sentinel Funds.  With respect to the Fund, the PM Team will seek to invest primarily in common stocks of mid-capitalization companies (defined as companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion) that the PM Team believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.  For portfolio construction purposes, the Fund will use the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.

The PM Team’s investment process will likely result in a portfolio turnover rate higher than the Fund’s historical average during the time immediately following the Transition Date until the time when the PM Team has transitioned the Fund’s holdings to consist of securities that are consistent with the PM Team’s investment style.  The portfolio turnover during this interim period may increase the Fund’s costs and reduce the Fund’s performance, and may increase the amount of capital gains tax that one has to pay on the Fund’s return.

At the end of the portfolio transition period, it is expected that the Fund’s holdings will be substantially similar to the holdings of the Sentinel Mid Cap Fund, and the Fund and the Sentinel Mid Cap Fund will be managed in the same manner.  However, differences in purchase and redemption activity between the two Funds will impact each Fund’s performance differently.

Other Fund Changes

Name Change

Because the Fund will no longer have a value investment style as managed by the PM Team, the Fund’s name will be changed to Sentinel Mid Cap II Fund, effective as of the close of business on the Transition Date.

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Termination of Existing Fee Waiver

The existing fee waiver/expense reimbursement agreement between the Fund and Sentinel, which was approved by the board of directors of the Fund in connection with the Crow Point sub-advisory agreement, has been terminated by the board of directors effective as of the close of business on the Transition Date.  The board of directors has approved a new fee waiver/expense reimbursement agreement, effective as of the close of business on the Transition Date, which will waive fees and/or reimburse covered expenses of the Fund to the extent necessary to prevent the total operating expense ratio for the Fund’s Class A shares, on an annualized basis, from exceeding the total operating expense ratio of the Class A shares of the Sentinel Mid Cap Fund.

Benchmarks

As of the close of business on the Transition Date, the Fund will compare its performance to the Russell Midcap Index and the Standard & Poor’s MidCap 400 Index, rather than the Russell Midcap Value Index (the Fund’s current benchmark index).